UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	August 3, 2007
ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)
Delaware	0-16214	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification No.)
1373 Broadway, Albany, New York		12204
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (518) 445-2200
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 3, 2007, Albany International issued a news release reporting second quarter 2007 financial results. A copy of the news release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being furnished herewith:
                            99.1 News release dated August 3, 2007 reporting second quarter 2007 financial results.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.
By: /s/ Michael C. Nahl
Name: Michael C. Nahl Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)
 Date: August 3, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release dated August 3, 2007 reporting second quarter 2007 financial results.